                                                                    EXHIBIT 10.8

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE COMMISSION STATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.


                     -------------------------------------

                           CORINTHIAN SCHOOLS, INC.
                              WARRANT CERTIFICATE
                     CLASS B COMMON STOCK PURCHASE WARRANT

                     -------------------------------------

                           Dated as of June 30, 1995

                       TABLE OF CONTENTS
                       -----------------

                                                                                               Page
                                                                                               ----
Section 1.   Definitions......................................................................    1

Section 2.   Duration and Exercise of Warrant.................................................    8
       2.1   Warrant Exercise Period..........................................................    8
       2.2   Manner of Exercise...............................................................    8
       2.3   When Exercise Effective..........................................................    9
       2.4   Delivery of Stock Certificates, etc..............................................    9

Section 3.   Antidilution Adjustment..........................................................    9
       3.1   Number of Warrant Shares.........................................................    9
       3.2   Adjustment Event.................................................................    9
       3.3   Reorganization Event.............................................................    9
       3.4   Other Event......................................................................   10
       3.5   Rights Offering..................................................................   10
       3.6   Preemptive Rights................................................................   10

Section 4.   Restrictions on Transfer.........................................................   11
       4.1   Restrictive Legends..............................................................   11
       4.2   Notice of Proposed Transfer; Opinions of Counsel.................................   11

Section 5.   Availability of Information......................................................   12

Section 6.   Reservation of Stock, Etc........................................................   12

Section 7.   Due Organization; No Violation...................................................   13

Section 8.   Issuance of Common Stock; Company's Representation...............................   13

Section 9.   Ownership; Registration of Transfer; Exchange and Substitution of Warrant........   13
       9.1   Ownership of Warrant.............................................................   13
       9.2   Registration of Transfers........................................................   14
       9.3   Replacement of Warrant Certificate...............................................   14
       9.4   Expenses.........................................................................   14

Section 10.  Registration Rights..............................................................   14

Section 11.  Put Option.......................................................................   14
       11.1  Put Option Exercise Period.......................................................   14
       11.2  Manner of Exercise...............................................................   14

       11.3  The Repurchase Price............................................................................    15
       11.4  Closing and Payment.............................................................................    15
Section 12.  Exchange for Class A Stock......................................................................    15
Section 13.  No Rights or Liabilities as Stockholder.........................................................    16
Section 14.  Notices.........................................................................................    16
Section 15.  Miscellaneous...................................................................................    16
Section 16.  Expiration......................................................................................    16
Section 17.  Assignment......................................................................................    16

                              WARRANT CERTIFICATE

                                                      Dated as of June 30, 1995

      This certifies that, for value received, BANC ONE CAPITAL PARTNERS II, LIMITED PARTNERSHIP (the "Holder") a Delaware limited partnership, is entitled, subject to the terms set forth below, to purchase from CORINTHIAN SCHOOLS, INC., (the "Company") a Delaware corporation in a single exercise 5,000 shares of the Class B Non-Voting Common Stock, $.01 par value ("Class B Stock"), of the Company at the principal office of the Company, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, for the aggregate purchase price of $100 ("Price").

      This Warrant is being issued by the Company pursuant to the Subordinated Secured Note and Warrant Purchase Agreement dated as of the date hereof, by and among the Company, as seller, and Primus Capital Fund III Limited Partnership ("Primus") and the Holder, as purchasers ("Purchase Agreement").

      SECTION 1.  DEFINITIONS.

      As used herein, unless the context otherwise requires, the following terms have the following respective meanings (the definitions to be applicable to both the singular and the plural forms of the terms defined where either such form is used in this Warrant).

          1.1 "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the Original Issue Date other than Warrant Shares and shares issued under the Company's employee stock option plans.

          1.2 "Adjusted Permitted Indebtedness" means, as determined as of any date (i) the aggregate principal amount of all Permitted Indebtedness, excluding
(ii) the aggregate principal amount of the Senior Loans outstanding as of such date of determination.

          1.3 "Adjustment Event" means any of the following events (except if such event also constitutes a Preemption Offering, under which circumstances this Section 1.3 and Sections 3.1 through 3.5 shall not apply):

              (i) the Company declares a dividend or makes a distribution on its Outstanding Common Stock in Common Stock or Convertible Securities, or

              (ii) the Company subdivides or reclassifies any of its outstanding Common Stock into a greater number of shares, or

             (iii) the Company combines or reclassifies any of its outstanding Common Stock into a smaller number of shares; or

              (iv) any "5% Shares" or "2.5% Shares" (as each such term is defined in separate Executive Stock Agreements, each date as of the date hereof, by and between the Company and an executive of the Company) become vested.

          1.4 "Affiliate" shall have the meaning set forth in the Purchase Agreement.

          1.5 "Appraiser" means, with respect to any determination of the Fair Market Value Amount, an independent appraiser (which shall be an accounting firm or investment banking firm that is not an Affiliate of either the Company or the Holder) selected in the manner provided for in this definition. Within ten (10) days after the exercise of the Put Option, the Company and the Holder shall endeavor in good faith to select a mutually acceptable Appraiser. If no such Appraiser is mutually selected within such time period or such longer time period as the Company and the Holder shall mutually agree upon, then within ten
(10) days thereafter, the Company and the Holder shall each designate an investment banking firm that is not an Affiliate of either the Company or the Holder, and within ten (10) days thereafter, such investment banking firms shall mutually select the Appraiser. The Company shall pay the reasonable fees and expenses of the Appraiser, and, if applicable, the Company and the Holder shall each pay the fees and expenses of the investment banking firm designated by each of them for the purpose of selecting the Appraiser.

          1.6 "BOCP II" means Banc One Capital Partners II, Limited Partnership, together with its successors and assigns.

          1.7 "Business Day" means, any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in the City of Columbus, Ohio.

          1.8 "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person or partnership interests and any warrants, options or other rights to acquire such stock or interests.

          1.9 "Capitalized Earnings Amount" means, as of any date of determination, an amount equal to four (4) times EBITDA (i) reduced by an amount sufficient to pay in full all of the then outstanding Adjusted Permitted Indebtedness (including all accrued but unpaid interest with respect thereto), and (ii) increased by the average amount of cash and marketable securities reflected on the most recent Financial Statements of the Company as of the date of determination.

          1.10 "Change of Control" means (i) an event or series of events by which any Person or Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act), of 50% or more of the Voting Power of the Company, (ii) the Company is merged with or into another corporation with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less than a majority of the combined Voting Power of the Person surviving the transaction, or (iii) the direct or indirect, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group of Persons.

          1.11 "Class A Stock" means the shares of voting common stock, $.01 par value, of the Company at any time outstanding.

          1.12 "Class B Stock" means the shares of non-voting common stock, $.01 par value of the Company at any time outstanding.

          1.13 "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          1.14 "Company" means Corinthian Schools, Inc., a Delaware corporation, and includes any corporation which shall succeed to or assume the obligations of the Company.

          1.15 "Common Stock" means the shares of Class A Stock and Class B Stock treated as a single class of stock, at any time outstanding.

          1.16 "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, or options, warrants or other rights that are exercisable for, shares of Common Stock that, when issued, would constitute Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event, but excluding the shares of Common Stock issuable upon exercise of the Warrants.

          1.17 "Disposition" means (i) a merger, consolidation or other business combination in which the Company is the surviving entity and the Company's stockholders receive cash or non-cash consideration in exchange for or in respect of their shares of Capital Stock of the Company or (ii) the sale, lease, conveyance, transfer or other disposition (other than the grant of a security interest) in any single transaction or series of related transactions of all or substantially all of the assets of the Company.

          1.18 "EBITDA" means, as determined as of any date, earnings of the Company (as reflected on the most recent Financial Statements) for the twelve-month period ended immediately prior to any such date of determination determined excluding all amounts expensed as reflected on such Financial Statements during such twelve-month period with respect to (i) interest expense with respect to Permitted Indebtedness, (ii) federal and state income tax expense, (iii) depreciation expense, and (iv) amortization expense.

          1.19 "Event of Default" shall have the meaning set forth in the Purchase Agreement.

          1.20 "Fair Market Value Amount" means, as of any Put Date with respect to which either the Company or the Holder by written notice within ten
(10) days after the Put Date
to the other requests a determination of such amount, the fair market value of the then Outstanding Common Stock as determined by the Appraiser assuming the sale of such Outstanding Common Stock by a willing seller to a willing buyer immediately after giving effect to (i) the redemption in full of all the outstanding Preferred Stock at the applicable Redemption Price, and (ii) the payment in full of all outstanding Permitted Indebtedness, and determined without giving consideration to the tax consequences of such sale to the seller.

          1.21 "Financial Statements" means the Annual Financial Statements, Quarterly Financial Statements and Monthly Financial Statements (all as defined in the Purchase Agreement), as applicable, of the Company.

          1.22  "Group of Persons" is defined in Section 1.10 hereof.

          1.23 "Holder" means Banc One Capital Partners II, Limited Partnership, a Delaware limited partnership, together with its successors and assigns.

          1.24 "Indebtedness" means, with respect to the Company, as of any date of determination, the sum (without duplication) at such date of (i) all indebtedness of the Company for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture, or similar instrument, reflected on the most recent Financial Statements, (ii) all obligations of the Company under any financing lease, (iii) all obligations of the Company in respect of letters of credit, acceptances, or similar obligations issued or created for the account of the Company, (iv) all guaranty obligations of the Company, and (v) all liabilities secured by any lien on any property owned by the Company, whether or not the Company has assumed or otherwise become liable for the payment thereof.

          1.25 "Initial Public Offering" means the first offer and sale to the public by the Company or any holders of shares of any class of its Capital Stock, pursuant to a registration statement that has been declared effective by the Commission; provided, however, that the gross proceeds of the shares issued and sold by the Company are at least $10,000,000.

          1.26 "Market Determined Value Amount" means, with respect to any Put Date, the fair market value of the then Outstanding Common Stock determined in good faith in connection with a Trigger Event the closing of which has occurred within six (6) months immediately preceding the Put Date or that will occur pursuant to an agreement or a binding letter of intent in effect as of the Put Date and assuming (i) the redemption in full of all the outstanding Preferred Stock at the applicable Redemption Price and, (ii) the payment in full of all outstanding Permitted Indebtedness, and determined without giving consideration to the tax consequences of such sale to the seller.

          1.27 "Non-Surviving Combination" means any merger, consolidation or other business combination by the Company with one or more other entities in a transaction in which the Company is not the surviving entity.

          1.28 "Notes" means the Subordinated Secured Note due June 30, 2000 in the principal amount of $2,000,000 issued and sold to the Holder and the Subordinated Secured Note due June 30, 2000, in the principal amount of $500,000 issued and sold to Primus, by the Company pursuant to the terms of the Purchase Agreement.

          1.29  "Number of Warrant Shares" shall have the meaning set forth in
Section 3.1.

          1.30 "Original Issue Date" means the date on which this Warrant and the Notes were first issued pursuant to the Purchase Agreement.

          1.31 "Outstanding Common Stock" means, as of any date, all shares of Common Stock then outstanding plus the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date (whether or not the rights to convert, exchange or exercise thereunder are presently exercisable), including the maximum number of shares issuable under the Warrants; provided that the maximum number of shares of Common Stock issuable in respect of Convertible Securities and options and warrants to purchase shares of Common Stock or Convertible Securities outstanding on such date shall be adjusted in accordance with the "treasury stock" method determined under generally accepted accounting principles pursuant to Accounting Principles Board Opinion 15.

          1.32 "Permitted Indebtedness" means, as of any date of determination the aggregate principal amount of all Indebtedness of the Company outstanding as of such date of determination, but only to the extent that the principal amount of such Indebtedness does not exceed the amounts permitted under the Purchase Agreement.

          1.33 "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          1.34 "Preemption Offering" means any proposed issuance and sale by the Company after the Original Issue Date and prior to the date of the Initial Public Offering of any shares of Common Stock or any Convertible Securities other than the following:

              (i) the issuance of the Warrant Shares subject to this Warrant and shares of Common Stock subject to the other warrants;

              (ii) the issuance or sale of Common Stock pursuant to a rights offering in which the holder hereof elects to participate under the provisions of Section 3.5;

             (iii) the issuance or sale of Common Stock or Convertible Securities in connection with the acquisition by the Company of a business, which issuance or sale has been approved by a unanimous vote of the Board of Directors of the Company; or

              (iv) the issuance or sale of Common Stock pursuant to any employee stock option plan of the Company which has been consented to in writing by the Holder.

          1.35 "Preferred Stock" means any shares of Capital Stock of the Company ranking senior to the Common Stock with respect to dividends or liquidation including, without limitation, the shares of 6% Redeemable Preferred Stock, $1.00 par value, of the Company.

          1.36 "Price" means One Hundred Dollars ($100), which is the exercise price for all of the Warrant Shares subject to this Warrant.

          1.37 "Primus" means Primus Capital Fund III, Limited Partnership, together with its successors and assigns.

          1.38 "Purchase Agreement" means the Subordinated Secured Note and Warrant Purchase Agreement, dated as of the date hereof among the Company as seller and Primus and the Holder as purchasers.

          1.39 "Purchase Shares" means, as of any date of determination, any shares of Common Stock purchased by the Holder prior to such date of determination pursuant to the exercise of its rights under Section 3.5 or
Section 3.6 hereof, or directly from the Company in any other transaction after the Original Issue Date. For purposes of this definition, Purchase Shares shall include any shares of Common Stock issuable upon the conversion of any Convertible Securities purchased by the Holder pursuant to the exercise of its rights under Section 3.5 and Section 3.6 hereof.

          1.40  "Put Date" shall have the meaning set forth in Section 11.2.

          1.41  "Put Event" means the earlier to occur of the following:

              (i)    the fifth anniversary of the Original Issue Date;

              (ii) an Event of Default has occurred with respect to the Notes and has not been cured;

              (iii)  a Change of Control; or

              (iv)   a Non-Surviving Combination.

          1.42  "Put Option" shall have the meaning set forth in Section 11.1.

          1.43 "Redemption Price" means the liquidation value with respect to the Preferred Stock plus all accrued and unpaid dividends.

          1.44  "Reorganization Event" means any of the following events:

              (i) capital reorganization or reclassification or recapitalization of the Capital Stock of the Company (other than any Adjustment Event);

              (ii) any merger or consolidation of the Company with or into another corporation; and

              (iii) the sale or transfer of the property of the Company as an entirety or substantially as an entirety.

          1.45 "Repurchase Price" shall have the meaning set forth in Section 11.3.

          1.46 "Restricted Securities" means (a) any Warrant bearing the applicable legend set forth in Section 4.1, (b) any Warrant Shares which are evidenced by a certificate or certificates bearing the legend set forth in
Section 4.1, and (c) unless the context otherwise requires, any shares of Common Stock which are at the time issuable upon the exercise of any Warrant and which, when so issued, will be evidenced by a certificate or certificates bearing the legend set forth in section 4.1.

          1.47 "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.48 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.49 "Senior Loans" means (i) loans outstanding under the Credit Agreement dated as of June 30, 1995 among the Company and BOCP II, as modified, amended, restated, renewed or extended from time to time and (ii) any extension, renegotiation or refinancing of such loans with BOCP II or any other lender; provided, however, that, in any event, for purposes of this Warrant, the aggregate outstanding principal amount of the Senior Loans shall be deemed not to exceed $5,000,000.

          1.50 "Stock Purchase Agreement" means the Purchase Agreement dated as of June 30, 1995, among the Company, BOCP II and Primus.

          1.51 "Transfer" means with respect to any Restricted Securities, any sale, assignment, pledge or other disposition thereof, or of any interest therein, which could constitute a "sale" thereof, as that term is defined in
Section 2(3) of the Securities Act.

          1.52 "Trigger Event" means any of the following events: (i) an Initial Public Offering; (ii) a Change of Control; (iii) a Disposition; or (iv) a Non-Surviving Combination.

          1.53 "Valuation Amount" means, as of any date of determination, the Capitalized Earnings Amount, unless (i) a greater Fair Market Value Amount has been determined, or (ii) a greater Market Determined Value Amount is determinable with respect to such date of determination, in which case "Valuation Amount" means the greater amount (if applicable).

          1.54 "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of the Board of Directors or their equivalents of such Person.

          1.55 "Warrant Exercise Expiration Date" means that date which is the earliest of (i) the time immediately prior to the completion by the Company of an Initial Public Offering, (ii) the date on which a Disposition or Non-Surviving Combination is consummated, and (iii) June 30, 2004.

          1.56  "Warrant" mean this Warrant.

          1.57 "Warrant Shares" means the shares of Class B Stock issuable upon exercise of this Warrant.

      SECTION 2.  DURATION AND EXERCISE OF WARRANT.

          2.1 WARRANT EXERCISE PERIOD. This Warrant shall be exercisable in a single exercise at any time after the date hereof and on or before the Warrant Exercise Expiration Date.

          2.2 MANNER OF EXERCISE. This Warrant may be exercised by the Holder in a single exercise upon surrender of this Warrant and Notice of Exercise attached hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the Price by delivery of a certified or cashier's check to the Company. The Holder may, in lieu of paying the Price by delivery of a certified or cashier's check to the Company, reduce the unpaid principal amount of the Notes by an amount equal to the funds which would otherwise have been delivered.

          2.3 WHEN EXERCISE EFFECTIVE. Subject to the requirements of any state or federal finance company licensing laws or regulations to which the Company may be subject, the exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered and the Company receives payment of the Price as provided in Section 2.2, and immediately prior to the close of business on such Business Day the Holder shall be deemed to have become the holder of record of the Warrant Shares.

          2.4 DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, and in any event within five (5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount equal to the same fraction (calculated to the nearest 1/100th of a share) of one full share of Common Stock based on the Capitalized Earnings Amount on the Business Day next preceding the date of such exercise.

      SECTION 3.  ANTIDILUTION ADJUSTMENT.

          3.1 NUMBER OF WARRANT SHARES. The number of Warrant Shares that may be purchased by the Holder in consideration of the payment of the Price is initially 5,000 shares of Class B Stock; provided, however, that such number of shares is subject to adjustment as provided for in this Section 3, which number of Warrant Shares, as so adjusted from time, to time is referred to as the "Number of Warrant Shares." The Price is not subject to adjustment.

          3.2 ADJUSTMENT EVENT. Upon the occurrence of any Adjustment Event, the Number of Warrant Shares shall be adjusted immediately after the applicable record date with respect to such Adjustment Event as follows. The adjusted Number of Warrant Shares shall be a number equal to the Number of Warrant Shares immediately prior to such event multiplied by a fraction (i) the numerator of which is the number of shares of Outstanding Common Stock immediately after the record date with respect to such Adjustment Event, and (ii) the denominator of which is the number of shares of Outstanding Common Stock immediately before such record date. Any such adjustment shall be calculated to the nearest 0.001 Warrant Share.

          3.3 REORGANIZATION EVENT. Upon the occurrence of a Reorganization Event, there shall thereafter be issuable or deliverable upon the exercise of this Warrant (in lieu of the Warrant Shares), as appropriate, the number of shares of stock, other securities or property to which the Holder of the number of shares of Common Stock equal to the Number of Warrant Shares at the date of the Reorganization Event would have been entitled to as a result of such Reorganization Event.

      Prior to and as a condition of the consummation of any Reorganization Event, the Company shall cause effective provisions to be made to effect the purposes of this Section 3.3, including, if appropriate, an agreement among the Company, any successor to the Company and the Holder.

          3.4 OTHER EVENT. In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then the Holder may request in writing within one hundred twenty (120) days after the occurrence of such event that the Company examine the propriety of an adjustment to the Number of Warrant Shares. Unless the Company and the Holder shall have mutually agreed upon an adjustment, or that no adjustment is required, within thirty (30) days after the receipt of such request, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regularly engaged accountants of the Company), to give an opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 3, necessary to preserve, the purchase rights represented by this Warrant. Upon receipt of such opinion, the

Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein. If such opinion states that no such adjustment is necessary, the holder hereof shall reimburse the Company for one-half of the cost and expense of such opinion.

          3.5 RIGHTS OFFERING. In the event the Company shall effect an offering of Common Stock or Convertible Securities pro rata among its stockholders, the Holder shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such Holder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which such holder is then entitled on the exercise hereof.

          3.6 PREEMPTIVE RIGHTS. In the event of any Preemption Offering, (i) the Company shall notify the Holder in writing of the number of shares of Common Stock or Convertible Securities subject to such Preemption Offering and the cash or cash equivalent purchase price (determined by the Board of Directors of the Company in good faith) thereof, and (ii) the Holder shall have the right for a period of thirty (30) days following the consummation of such Preemption Offering to purchase (A) prior to the exercise of this Warrant, up to that number of shares of Common Stock or Convertible Securities that is sufficient to permit the Holder to maintain the percentage of shares of Outstanding Common Stock which the Holder owns or would be entitled to purchase upon exercise of this Warrant and after giving effect to such purchase and the sale of all remaining shares subject to such Preemption Offering, and (B) after the exercise of this Warrant, up to that percentage of such shares of Common Stock or Convertible Securities determined by dividing (a) the total number of shares of Common Stock then owned by the Holder, and (b) the total number of shares of Outstanding Common Stock.

     The Holder shall have the right, during the period specified in the Preemption Offering, to purchase any or all of the new shares that it is entitled to purchase under this provision at the purchase price and on the terms stated in the Preemption Offering. Notice by the Holder of its acceptance, in whole or in part, of the Preemption Offering shall be in writing and signed by the Holder and shall be delivered to the Company prior to the end of the period specified in the Preemption Offering, setting forth the number of new shares of Common Stock the Holder elects to purchase. With respect to any of the new shares of Common Stock not purchased by the Holder hereunder, the Company may during the period of sixty (60) days following the date of expiration of the Preemption Offering sell to any other person or persons all or any part of such shares, but only on terms and conditions that are no more favorable to such person or persons or less favorable to the Company than those set forth in the Preemption Offering.

     SECTION 4.  RESTRICTIONS ON TRANSFER.

          4.1    RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 4, this Warrant and each Warrant issued in exchange or substitution for any Warrant, and each Warrant issued upon the registration of transfer of any Warrant and each certificate representing Warrant Shares and each certificate issued upon the registration of transfer of any Warrant Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE DISTRIBUTED, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OFFERED UNLESS THERE IS IN EFFECT A REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE ISSUER OR A NO-ACTION LETTER FROM THE COMMISSION INDICATING THAT SUCH DISTRIBUTION, SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OFFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS."

           4.2 NOTICE OF PROPOSED TRANSFER; OPTIONS OF COUNSEL. Prior to any transfer of any Restricted Securities, the Holder will give written notice to the Company of the Holder's intention to effect such transfer and to comply in all other respects with this Section 4.2. Each such notice of a proposed transfer (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) shall designate counsel for the Holder. The Holder will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

             (i) If in the opinion of counsel to the Company the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the Holder and the Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the restrictive legend set forth in section 4.1, unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this
                  Section 4.2) shall fail to deliver an opinion to the Company, or the Company shall fail to notify the Holder as aforesaid, within thirty (30) days after receipt of notice of the Holder's intention to effect a transfer, then for all purposes of this Warrant the opinion of counsel for the Holder shall be sufficient to authorize the proposed transfer and the opinion of counsel for the Company shall not be required in connection with such proposed transfer; and

             (ii) If in the opinion of counsel to the Company the proposed transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the Holder and the Holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such Restricted Securities under the Securities Act has become effective.

      Section 5.  Availability of Information.

      Within ninety (90) days after a registration statement under the Securities Act is declared effective with respect to an Initial Public Offering, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act insofar as they are applicable to the Company and will comply with all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by Affiliates. The Company will also cooperate with the Holder at the Holder's expense to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by Affiliates.

      Section 6.  RESERVATION OF STOCK, ETC.

      The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant and free from preemptive rights other than any rights created pursuant to Section 3J of the Stock Purchase Agreement, a sufficient number of shares of Common Stock to cover the Warrant Shares issuable upon the exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable with no liability on the part of the holders thereof.

      Section 7.  DUE ORGANIZATION; NO VIOLATION.

             7.1 The Company shall at all times be a corporation duly organized and existing and in good standing under the laws of its state of incorporation.

             7.2 The Company shall not be in violation of (i) any applicable statute, regulation or ordinance (including, without limitation the Internal Revenue Code) of any federal, state, local or other jurisdiction, or any agency thereof, in any respect materially and adversely affecting its financial or business condition, and (ii) any material indenture, mortgage, deed, agreement, instrument or document to which it is or may become a party or by which it is or may become bound; provided, however, that the Company may exercise in good faith
                  --------  -------
its right to protest and actively pursue the same diligently and by appropriate proceedings.

             7.3 The Certificate of Incorporation or by-laws of the Company shall not, without the prior written consent of the Holder, be amended to (i) authorize shares of Capital Stock in addition to the shares described in Section 8, (ii) create a classified board of directors or provide for terms for directors in excess of one year, or (iii) provide for preemptive rights with respect to any shares of Capital Stock.

     SECTION 8. ISSUANCE OF COMMON STOCK; COMPANY'S REPRESENTATION.

     The Company represents and warrants that its authorized, issued and outstanding Capital Stock as of the date hereof consists solely of 9,000,000 shares of Class A Stock of which 110,410 shares are issued and outstanding, 500,000 shares of Class B Stock of which 8,340 shares are issued and outstanding and 500,000 shares of 6% Redeemable Preferred Stock of which 18,125 shares are issued and outstanding and that it has no other Capital Stock, authorized, issued or outstanding. All of the shares of issued and outstanding Capital Stock of the Company are duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive rights of stockholders. There are no outstanding options, warrants or other rights to acquire from the Company any shares of its Capital Stock, other than this Warrant and the warrant issued to Primus pursuant to the Purchase Agreement and the Company's employee stock option plans.

     SECTION 9. OWNERSHIP; REGISTRATION OF TRANSFER; EXCHANGE AND SUBSTITUTION
                OF WARRANT.

          9.1 OWNERSHIP OF WARRANT. Until due presentment for registration, the Company may treat the Person in whose name this Warrant is registered on the register kept at the Company's principal office as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned to another Person, the Company may (but shall not be obligated to) treat such Person as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Subject to the foregoing provisions and to Section 4, this Warrant, if properly assigned, may be exercised by the assignee without first having a new Warrant issued.

          9.2 REGISTRATION OF TRANSFERS. SUBJECT TO Section 4 hereof, the Company shall register the transfer of this Warrant permitted under the terms hereof upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the Company's principal office. Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, shall be issued to the transferee.

          9.3 REPLACEMENT OF WARRANT CERTIFICATE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or, in the case of any such mutilation, upon surrender of this Warrant for cancellation at the Company's principal office, the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

          9.4 EXPENSES. The Company will pay all expenses, taxes (other than transfer and income taxes) and other charges payable by the Holder in connection with the preparation, issuance and delivery from time to time of this Warrant or the Warrant Shares.

      SECTION  10.  REGISTRATION RIGHTS.

      The Holder's Warrants and/or Purchase Shares shall have registration rights as provided in the Registration Agreement dated as of the date hereof by and between the Holder and the Company.

      SECTION  11.  PUT OPTION.

              11.1 PUT OPTION EXERCISE PERIOD. Unless and until an Initial Public Offering has occurred, the Holder shall have the option (the "Put Option") to require the Company to purchase all, but not less than all, of the Warrants or Warrant Shares and Purchase Shares, if any, at any time within two years after a Put Event has occurred.

              11.2 MANNER OF EXERCISE. The Put Option may be exercised by the Holder giving written notice to the Company that the Holder elects to sell the Warrant or Warrant Shares and Purchase Shares then held by the Holder to the Company ("Put Date") at the repurchase price set forth in Section 11.3 (the "Repurchase Price"). Such written notice of election by the Holder shall be irrevocable. Upon final determination of the Repurchase Price as set forth in
Section 11.3, the Company shall be required to repurchase the Warrant or Warrant Shares and Purchase Shares, if any, then held by the Holder. The Company shall not be obligated to repurchase the Warrant, Warrant Shares or Purchase Shares, if any, if the Company shall be unable to do so without a breach or violation of the provisions of applicable law. Notwithstanding the foregoing, the Company shall use its best efforts to remove all limitations upon its ability to repurchase the Warrant or Warrant Shares and Purchase Shares, if any, such obligation shall remain a continuing obligation of the Company and the Company shall repurchase the Warrant or Warrant Shares and Purchase Shares, if any, immediately after all such limitations have been removed.

              11.3 THE REPURCHASE PRICE. The Repurchase Price per share shall be equal to the Valuation Amount divided by the number of shares of Outstanding Common Stock determined as of the date of the notice of exercise of the Put Option.

              11.4 CLOSING AND PAYMENT. The closing for the repurchase of the Warrant or Warrant Shares and Purchase Shares, if any, by the Company pursuant to this Section 11 shall occur within ten (10) Business Days following the date of the determination of the Repurchase Price which shall be payable by the Company by delivery of a certified or cashiers' check to the Holder.

     SECTION 12.    EXCHANGE FOR CLASS A STOCK.

      The Company shall, at any time, upon the written request of Holder, issue and exchange shares of Class A Stock on a share-for-share basis for Warrant Shares issued upon exercise of or acquired pursuant to this Warrant and/or Purchase Shares to the extent that the Holder:

              (i) sells such Warrant Shares and/or Purchase Shares pursuant to a public offering under a registration statement under the Securities

                                        Act provided that such offering is
                                        underwritten on a firm commitment basis
                                        or otherwise provides for a widely
                                        dispersed distribution of the shares;

                                 (ii)   sells such Warrant Shares and/or
                                        Purchase Shares in a private placement
                                        pursuant to Rule 144 or Rule 144A
                                        promulgated under the Securities Act,
                                        provided that no purchaser or related
                                        group of purchasers acquires more than 2
                                        % of the outstanding shares of Class A
                                        Stock;

                                 (iii) sell such Warrant Shares and/or Purchase Shares as part of a direct sale, together with other shareholders of the Company, to a third party that is not related to or affiliated with the Holder, provided that pursuant to such sale the purchaser acquires at least a majority of the outstanding Class A Stock without regard to any shares purchased from the Holder;

                                 (iv)   the Holder, together with its
                                        Affiliates, would not own or have the
                                        right to receive upon exercise of the
                                        Warrants or otherwise, more than 4.9% of the Class A Stock that would be outstanding immediately after such exchange; or

                                 (v)    immediately after such exchange, the
                                        Holder, together with its Affiliates and any Group of Persons of which it or any of its Affiliates is a member, would not exercise or control the exercise, directly or indirectly, through the ownership of Capital Stock of the Company, by contract or otherwise, more than 4.9% of the aggregate Voting Power of the Company.

      SECTION 13.  NO RIGHTS OR LIABILITIES AS STOCKHOLDER.

      Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company or as imposing any liabilities on the Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

      SECTION 14. NOTICES.

      All notices and other communications provided for herein shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, at the registered address of the Holder as set forth in the register kept at the Company's office, or (b) if to the Company, at its principal office, being on the date of original issuance of this Warrant, 1732 Reynolds Street, Irvine, California 92714, or at such other address of which the Company shall have given written notice to the Holder, provided that the exercise of this Warrant shall
                              --------
be effective if effected in the manner provided in Section 2.

     SECTION  15.   MISCELLANEOUS.

      This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the laws of the State of Ohio. The headings in this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

      SECTION  16.  EXPIRATION.

      The right to exercise this Warrant and all other rights and obligations hereunder shall expire on the Warrant Exercise Expiration Date.

      SECTION  17.  ASSIGNMENT.

      The Holder may not assign or otherwise transfer this Warrant or any of its rights hereunder without the express written consent of the Company, which will not be unreasonably withheld. Any transferee of Warrant Shares exceeding less than all of the Warrant Shares shall not be entitled to any rights hereunder and any transferee of all of the Warrant Shares shall only be entitled to such rights as provided in the foregoing sentence.


                                             CORINTHIAN SCHOOL, INC.

                                                /s/ David G. Moore
                                             BY:------------------------
                                                David G. Moore, President

                              NOTICE OF EXERCISE



CORINTHIAN SCHOOLS, INC.

      The undersigned, hereby elects to exercise the Warrant evidenced by this Warrant Certificate, and to purchase thereunder, the shares covered by said Warrant Certificate and herewith makes payment in full therefor [by delivery herewith of a certified or official bank check payable to the order of the Company in the amount of $________________________________________] [by agreeing hereby to reduce the outstanding principal balance of the Company's Subordinated Secured Note payable to the undersigned by the amount of $___________________] and requests that certificates for such shares be issued in the name of and delivered to __________________, whose address is ____________________________.


                                         ___________________________________
                                         Signature guaranteed:


                                         ___________________________________
                                         Dated:

                              FORM OF ASSIGNMENT


         FOR VALUED RECEIVED,_______________ hereby sells, assigns and transfers to the ______________ all of the rights of the undersigned in and to this Warrant, the foregoing Warrant Certificate with respect to said Warrant and the shares of Common Stock issuable upon exercise of said Warrant.


                                Name of Holder

                                (Print):___________________________

                                Dated:_____________________________

                                (By:)______________________________

                                (Title:)___________________________